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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                 July 27, 2006



                    OWNIT MORTGAGE LOAN TRUST, SERIES 2006-5
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                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
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              (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                (Exact name of registrant specified in Charter)


          Delaware                 333-130545                 13-3416059
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      (State or other             (Commission                (IRS Employer
      jurisdiction of              File Number)           (Identification No.)
       incorporation)


                    250 Vesey Street
          4 World Financial Center 28th Floor
                   New York, New York                            10080
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        (Address of principal executive offices)                Zip Code


          Registrant's telephone, including area code:  (212) 449-0357


                                   No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.      Other Events
                ------------

                Filing of Legality Opinion
                --------------------------

     Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to the legality of the OwnIt Mortgage Loan Trust, Series 2006-5 Mortgage Loan Asset-Backed Certificates.


ITEM 9.01.      Financial Statements and Exhibits.
                ----------------------------------

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Not applicable:

          (d)   Exhibits:

              5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

              8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

              23.1  Consent of Dechert LLP (included in Exhibit 5.1).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERRILL LYNCH MORTGAGE INVESTORS, INC.


                              By:         /s/ Tom Saywell
                                      ------------------------------
                              Name:   Tom Saywell
                              Title:  Vice President


Date:  July 27, 2006


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                               INDEX TO EXHIBITS


Exhibit No.     Description
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5.1             Opinion of Dechert LLP as to legality (including consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1            Consent of Dechert LLP (included in Exhibit 5.1)